CERTIFICATION PURSUANT TO SECTION 906 OF
             THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Dickson Lee, L & L Financial Holdings, Inc. (the "Company"), hereby certify, to my knowledge, that:

     (1) the Company's Quarterly Report on Form 10-QSB for the quarter ended January 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated:   March 10, 2004                    /s/  Dickson Lee
                                                --------------------------------
                                                Name:  Dickson Lee
                                                Chairman



     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.



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